Exhibit 99.1

FOR IMMEDIATE RELEASE:

CONTACT	TSC

Timothy Rogers	55 East Monroe Street
Chief Financial Officer	Suite 2600
Technology Solutions Company	Chicago, Illinois 60603
(O) 312-228-4500	(O) 312-228-4500
Tim_rogers@techsol.com

Technology Solutions Company Receives NASDAQ Compliance Notice

Chicago — March 20, 2009 — Technology Solutions Company (NASDAQ: TSCC), a software and services company focused on the healthcare provider market, today announced that on March 16, 2009 the Company received notice from The NASDAQ Stock Market that the Company, based on its consolidated financial statements for the year ended December 31, 2008, no longer satisfies Marketplace Rule 4450(a)(3) (the “Rule”), which requires an issuer to have stockholders’ equity of at least $10 million. The notice has no effect on the Company’s listing at this time. In accordance with the Rule, the Company has a period of 15 calendar days to submit a plan to regain compliance with the Rule. If the plan is accepted, the Company may be provided an exception to the Rule of up to 105 days in order to achieve compliance.

The Company intends to respond to the notice indicating that in light of its recently announced Plan of Complete Liquidation and Dissolution of the Company (the “Plan”), the Company is seeking an exception to the Rule in order to facilitate its orderly wind down and dissolution. The Company believes that since the liquidation process is well underway and stockholders are fully aware of the Company’s actions, it is in the best interest of the Company’s stockholders to maintain the listing of, and ability to trade, the Company’s shares on the Nasdaq Global Market until such time as the dissolution has been consummated.

If the Plan is not approved by stockholders, the Company’s Board of Directors will immediately take all necessary measures to formulate a plan to achieve compliance with the Rules, including considering transferring the listing of the Company’s shares to The Nasdaq Capital Market.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC.

This press release is for informational purposes only. It is not a solicitation of a proxy. In connection with the Plan, the Company will file with the Securities and Exchange Commission a proxy statement and other relevant materials. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PLAN. Stockholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s web site at http://www.sec.gov. In addition, the Company will mail a copy of the definitive proxy statement to stockholders of record on the record date when it becomes available. A free copy of the proxy statement, when it becomes available, and other documents filed with the SEC by the Company may also be obtained by directing a written request to: Technology Solutions Company, Attn: Chief Financial Officer, 55 E. Monroe, Suite 2600, Chicago, Illinois 60603, or accessing the “Investors” section of the Company’s website at http://www.techsol.com. Stockholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Plan.

ABOUT Technology Solutions Company

Technology Solutions Company (TSC) is a software and services firm providing business solutions that partners with clients to expose and leverage opportunities that create, deliver, visualize and sustain customer value. Our outside-in, fact-based approach quantifies value through the eyes of our client’s customers, unleashing the potential for profit and growth. TSC serves the healthcare industry through tailored business solutions. For more information, please visit www.techsol.com.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This press release contains or may contain certain forward-looking statements concerning TSC’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although TSC believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. TSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release are described in TSC’s filings with the Securities and Exchange Commission, press releases and other communications. Forward-looking statements are not guarantees of performance. Such forward-looking statements speak only as of the date on which they are made and, except as may be otherwise required by law, TSC does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If TSC does update or correct one or more forward-looking statements, investors and others should not conclude that TSC will make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.